UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 30, 2021, Kite Realty Group Trust (the “Company”) and Kite Realty Group, L.P. (the “Operating Partnership”) entered into Amendment No. 1, dated November 30, 2021 (“Amendment No. 1”), with BofA Securities, Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. (each, individually, an “Agent” and together, the “Agents”) to the Equity Distribution Agreement, dated February 23, 2021 (the “Equity Distribution Agreement”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $150,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agents.

Amendment No. 1, among other things, amends the Equity Distribution Agreement to reflect the filing by the Company and the Operating Partnership of a shelf registration statement on Form S-3 (File Nos. 333-261119 and 333-261119-01) (the “Registration Statement”) on November 16, 2021 with the Securities and Exchange Commission (the “SEC”). The Registration Statement became immediately effective upon filing with the SEC. The Registration Statement was filed to replace the Company’s and the Operating Partnership’s previous shelf registration statement on Form S-3 (File Nos. 333-253393 and 333-253393-01) (the “Prior Registration Statement”).

On November 30, 2021, the Company also filed with the SEC a prospectus supplement (the “ATM Prospectus Supplement”) pursuant to the Registration Statement that replaces a prospectus supplement that was originally filed pursuant to the Prior Registration Statement and related to the sale of the Common Shares pursuant to the Equity Distribution Agreement. In connection with the filing of the ATM Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Hogan Lovells US LLP, regarding the legality of the securities being registered under the ATM Prospectus Supplement.

Prior to Amendment No. 1, the Company had sold no Common Shares under the Equity Distribution Agreement.

Sales of the Common Shares made pursuant to the Equity Distribution Agreement, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including without limitation directly on the New York Stock Exchange, or any other existing trading market for the Common Shares or through a market maker, or, if agreed by the Company and the Agents, by any other method permitted by law, including but not limited to in privately negotiated transactions.

The Common Shares sold in the offering will be issued pursuant to the ATM Prospectus Supplement and the accompanying base prospectus dated November 16, 2021, forming part of the Registration Statement.

Other terms of the offering are described in the Company’s and the Operating Partnership’s Current Report on Form 8-K filed on February 23, 2021, which is incorporated by reference herein. The Company made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Shares in the Equity Distribution Agreement and Amendment No. 1 and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Equity Distribution Agreement and Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by reference to, Amendment No. 1, attached hereto as Exhibit 1.1, and the original Equity Distribution Agreement, which is attached as Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on February 23, 2021, each of which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated November 30, 2021, by and among the Company, the Operating Partnership and BofA Securities, Inc., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 30, 2021	By:	/s/ Heath R. Fear
Heath R. Fear Executive Vice President and Chief Financial Officer

KITE REALTY GROUP, L.P.

	By:	Kite Realty Group Trust, its sole general partner

Date: November 30, 2021	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and Chief Financial Officer